Fees Summary	Jun. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 871,836,250
Previously Paid Amount	0
Total Fee Amount	133,478.13
Total Offset Amount	0
Net Fee	$ 133,478.13